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                                                                     EXHIBIT 4.2

                                      LOGO

                             HORIZON OFFSHORE, INC.

                                  COMMON STOCK

                                     NUMBER

                                       HO

                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

                               CUSIP 44043J 10 5

                      SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

                                    SPECIMEN

is the owner of

FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $1.00 PAR VALUE, OF

                            HORIZON OFFSHORE, INC.,

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                 CORPORATE SEAL
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                                   SPECIMEN

                                   SECRETARY

                                   SPECIMEN

                                   PRESIDENT

COUNTERSIGNED AND REGISTERED:
  AMERICAN BANK NOTE COMPANY
    (HORSHAM, PA)

                          TRANSFER AGENT AND REGISTRAR

                              AUTHORIZED SIGNATURE

          The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

          The following abbreviations, when used in the inscription of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT --   Custodian
TEN ENT - as tenants by the entireties                      -------------------
(Minor)                                                         (Cust)
JT TEN  - as joint tenants with right        under Uniform Gifts to Minors
          of survivorship and not as         Act
          tenants in common                     -------------------------------
                                                              (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _____________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
                                 -----------------------------------------------

(Please print or typewrite name and address including postal zip code of assignee)

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  --------------------------------------------

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      ------------

                                         --------------------------------------
                                         NOTICE: THE SIGNATURE TO THIS
                                         ASSIGNMENT MUST CORRESPOND WITH THE
                                         NAME AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.